Fair value measurement	6 Months Ended
Sep. 30, 2018
Fair Value Measurement [Abstract]
Fair value measurement
Fair value measurement

Assets and liabilities measured at fair value
Certain of the Group's assets and liabilities are measured at fair value. The following table categorises these assets and liabilities by the valuation methodology applied in determining their fair value using the fair value hierarchy described on page 163 of the Annual Report and Accounts.

	30 September 2018				31 March 2018
	Level 1 £m	Level 2 £m	Level 3 £m	Total £m	Level 1 £m	Level 2 £m	Level 3 £m	Total £m
Assets
Available-for-sale investments[1]	—	—	—	—	2,406	310	5	2,721
Investments held at FVTPL	1,194	—	25	1,219	—	—	—	—
Investments held at FVTOCI	108	338	—	446	—	—	—	—
Investments in associates[2]	—	—	87	87	—	—	79	79
Financing derivatives	—	1,246	1	1,247	—	1,544	1	1,545
Commodity contract derivatives	—	18	83	101	—	8	61	69
Further Acquisition Agreement derivative[3]	—	—	—	—	—	—	110	110

	1,302	1,602	196	3,100	2,406	1,862	256	4,524
Liabilities
Financing derivatives	—	(828)	(194)	(1,022)	—	(725)	(220)	(945)
Commodity contract derivatives	—	(33)	(80)	(113)	—	(54)	(62)	(116)
Liabilities held at fair value	(645)	—	—	(645)	—	—	—	—

	(645)	(861)	(274)	(1,780)	—	(779)	(282)	(1,061)

Total	657	741	(78)	1,320	2,406	1,083	(26)	3,463

1.
With effect from 1 April 2018 and the adoption of IFRS 9, the available-for-sale investments have been reclassified to investments held at fair value through profit and loss (FVTPL) or investments held at fair value through other comprehensive income (FVTOCI). See note 17.

2.	Our level 3 investments include investments relating to Sunrun Neptune 2016 LLC accounted for at FVTPL.

3.
The Group is party to the Further Acquisition Agreement (FAA) and Remaining Acquisition Agreement (RAA) which contain put and call options over 14% and 25% respectively, of the loan and equity it holds in Cadent (through its investment in Quadgas HoldCo Limited). The fair value of the FAA was deemed to be £110m at 31 March 2018. See note 6 for further details.

The estimated fair value of total borrowings using market values at 30 September 2018 is £30,466m (31 March 2018: £30,164m).

Our level 1 financial investments and liabilities held at fair value are valued using quoted prices from liquid markets.

Our level 2 financial investments held at fair value are valued using quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in inactive markets. Alternatively, they are valued using models where all significant inputs are based directly or indirectly on observable market data.

10. Fair value measurement (continued)

Our level 2 derivative financial instruments include cross-currency, interest rate and foreign exchange derivatives. We value our level 2 derivatives by discounting all future cash flows by externally sourced market yield curves at the reporting date, taking into account the credit quality of both parties. These derivatives can be priced using liquidly traded interest rate curves and foreign exchange rates, therefore we classify our vanilla trades as level 2 under the IFRS 13 framework.

Our level 2 commodity derivatives include over-the-counter (OTC) gas swaps and power swaps as well as forward physical gas deals. We value our contracts based on market data obtained from the New York Mercantile Exchange (NYMEX) and the Intercontinental Exchange (ICE) where monthly prices are available. We discount based on externally sourced market yield curves at the reporting date, taking into account the credit quality of both parties and liquidity in the market. Our commodity contracts can be priced using liquidly traded swaps, therefore we classify our vanilla trades as level 2 under the IFRS 13 framework.

Our level 3 derivative financial instruments include cross-currency swaps, inflation linked swaps and equity options, all of which are traded on illiquid markets. In valuing these instruments we use in-house valuation models and obtain external valuations to support each reported fair value. In addition we also use internally developed models to value Limited Price Index (LPI) derivatives where the inflation curve is illiquid. Inputs include breakeven rates and inflation option premiums which are increasingly illiquid, towards the long-dated points on the curve.

Our level 3 commodity contract derivatives primarily consist of our forward purchases of electricity and gas where pricing inputs are unobservable, as well as other complex transactions. Complex transactions can introduce the need for internally developed models based on reasonable assumptions. Industry standard valuation techniques such as the Black-Scholes pricing model and Monte Carlo simulation are used for valuing such instruments. Level 3 is also applied in cases when optionality is present or where an extrapolated forward curve is considered unobservable. All published forward curves are verified to market data; if forward curves differ from market data by 5% or more they are considered unobservable.

Our level 3 investment in Sunrun Neptune 2016 LLC is fair valued by discounting expected cashflows using a weighted average cost of capital specific to Sunrun Neptune 2016 LLC.

The impacts on a post-tax basis of reasonably possible changes in significant assumptions used in valuing assets and liabilities classified within level 3 of the fair value hierarchy are as follows:

	Financing derivatives within net debt (see note 11)		Commodity contract derivatives
Six months ended 30 September	2018	2017	2018	2017
	£m	£m	£m	£m
10% increase in commodity prices	—	—	1	(2)
10% decrease in commodity prices	—	—	(2)	2
+10% market area price change	—	—	(8)	(7)
-10% market area price change	—	—	7	5
+20 basis point increase in Limited Price Index (LPI) market curve[1]	(81)	(85)	—	—
-20 basis point decrease in LPI market curve[1]	79	82	—	—

1.	A reasonably possible change in assumption of other level 3 derivative financial instruments is unlikely to result in a material change in fair values.

The impacts disclosed above were considered on a contract by contract basis with the most significant unobservable inputs identified.

For our level 3 investments, the sensitivity of the fair value of our investment in Sunrun Neptune 2016 LLC, using a 50 basis point increase/decrease in the discount rate would decrease/increase the fair value by £(4) million/£4 million (2017: £(4) million/£4 million) respectively. The additional investments categorised as level 3 were acquired in the period on market terms and sensitivity is considered insignificant at 30 September 2018.

10. Fair value measurement (continued)

The changes in fair value of our level 3 financial assets and liabilities in the six months to 30 September are presented below:

	Financing derivatives within net debt (see note 11)		Commodity contract derivatives		Other[3]
	2018	2017	2018	2017	2018⁴	2017⁴
	£m	£m	£m	£m	£m	£m
At 1 April	(219)	(465)	(1)	(16)	194	46
Net gains/(losses) through the consolidated income statement for the period[1,2]	26	8	(16)	(1)	4	(2)
Net gains through other comprehensive income for the period	—	—	—	—	6	—
Transfer to held for sale	—	—	—	—	(110)	—
Purchases	—	—	6	—	21	35
Settlements	—	231	13	26	(2)	—

At 30 September	(193)	(226)	2	9	113	79

1.	Gains of £26m (2017: gains of £5m) are attributable to derivative financial instruments held at the end of the reporting period.

2.	Losses of £11m (2017: losses of £1m) are attributable to commodity contract derivative financial instruments held at the end of the reporting period.

3.
Other comprises our investments in Sunrun Neptune 2016 LLC and Embala and the investments made by the Group Technology and Innovation function, which are accounted for at fair value through profit and loss. In addition, the opening balance also includes the Further Acquisition Agreement and Remaining Acquisition Agreement derivatives of £110m that were recognised at 31 March 2018, and have been subsequently reclassified to held for sale (see note 6).

4.	There were no reclassifications out of level 3 (2017: none).